Exhibit 99.2

UNOPPOSED STIPULATION REGARDING

DISMISSAL OF DOCKET NO. 45414

This Unopposed Stipulation Regarding Dismissal of Docket No. 45414 (“Stipulation”), dated and effective as of July 21, 2017, is made and entered into by and among Sharyland Utilities, L.P. (“Sharyland”) and Sharyland Distribution & Transmission Services, L.L.C. (“STDS”) (collectively “Applicants”); Staff (“Staff”) of the Public Utility Commission of Texas (“Commission”); Office of Public Utility Counsel (“OPUC”); Texas Industrial Energy Consumers (“TIEC”); St. Lawrence Cotton Growers’ Association (“St. Lawrence”); Cities of Midland, Colorado City, McAllen, and Farmersville; City of Mission; Targa Pipeline Mid-Continent WestTex, LLC (“Targa”); TXU Energy Retail Company LLC (“TXU Energy”); Reliant Energy Retail Services, Green Mountain Energy Company, and US Retailers, LLC (collectively “NRG Retail Companies”); Texas Cotton Ginners’ Association (“TCGA”); Alliance for Retail Markets (“ARM”); City of Greenville; and Texas Energy Association for Marketers (“TEAM”) (collectively “the Signatories”).

I. Background

Applicants have executed an agreement with Oncor Electric Delivery Company LLC (“Oncor”) under which, subject to obtaining regulatory approvals and meeting other conditions of closing, Applicants will transfer to Oncor all property and other assets used by Sharyland to provide retail electric delivery service (other than certain excluded assets that Oncor declines to acquire) in the Stanton and McAllen divisions and all property and other assets used in Sharyland’s electric transmission and distribution business (other than certain excluded assets) in the Brady and Celeste divisions, and Oncor will transfer to SDTS certain transmission assets (the “Proposed Transaction”). Further, Sharyland will transfer to Oncor the rights under Sharyland’s certificates of convenience and necessity (“CCNs”) to provide retail electric delivery service in the geographic area currently certificated to Sharyland, and Sharyland’s CCNs will be amended to permit Sharyland to operate and maintain the transmission assets transferred from Oncor. Within a reasonable period of time after closing of the Proposed Transaction, all of Sharyland’s current retail electric delivery customers will be transitioned to Oncor, and thereafter will be served by Oncor and will be charged Oncor’s retail electric delivery rates.

Applicants and Oncor are filing a Joint Report and Application seeking Commission approval of the Proposed Transaction pursuant to Sections 14.101, 39.262(l)–(m), 39.915, and 37.154 of the Public Utility Regulatory Act (“PURA”).

II. Terms of Stipulation

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the Signatories hereby agree as follows:

1.	All commitments herein are contingent upon (1) Commission approval of the Joint Report and Application of Applicants and Oncor referenced above; and (2) closing of the Proposed Transaction.

2.	The Signatories agree that, consistent with 16 Tex. Admin. Code (“TAC”) § 22.181, this rate case proceeding should be dismissed without prejudice on the basis of moot questions, obsolete petition, and good cause shown, with such dismissal contingent upon (1) Commission approval of the Joint Report and Application of Applicants and Oncor referenced above; and (2) closing of the Proposed Transaction.

3.	Applicants will file their next rate case in calendar year 2020 based on a test year ending December 31, 2019. Applicants and Signatories reserve the right to address all issues not mooted by the Proposed Transaction, including the granting and transferring of CCN rights to SDTS and approval of the leases between Sharyland and SDTS as tariffs for electric service, in the 2020 rate case.

4.	The Signatories agree that Applicants may continue to seek recovery of their rate case expenses in Docket No. 45979. Signatories agree that they will not oppose Applicants’ motion to lift the abatement in that docket. Signatories also agree that they will not challenge Applicants’ right to recover rate case expenses on the basis that Docket No. 45414 was dismissed, although the Signatories reserve their rights to oppose the recovery of rate case expenses on any other ground that would otherwise be available to them.

III. Support for Stipulation

A.	The Signatories agree that the terms of this Stipulation are in the public interest and that the Commission should provide for its implementation.

B.	The Signatories agree to support fully this Stipulation in all respects and to use all reasonable efforts to obtain a joint dismissal of Docket No. 45414 consistent with this Stipulation. The Signatories further agree to take reasonable steps to support the terms of this Stipulation.

C.	The Signatories hereby stipulate and agree that all of the facts and matters stated in this Stipulation are true, accurate, and correct, and may be relied upon by the Commission in resolving this proceeding.

IV. Reservations

A.	This Stipulation has been drafted by all Signatories and is the result of negotiation, compromise, settlement, and accommodation. The Signatories agree that the terms and conditions herein are interdependent. The various provisions of this Stipulation are not severable. If the Proposed Transaction is not approved and is not executed, the Signatories agree that any Signatory has the right to withdraw from this Stipulation thereby becoming released from its obligations arising hereunder, and to proceed as otherwise permitted by law to exercise all rights available under the law. The right to withdraw must be exercised by providing the other Signatories written notice within twenty (20) calendar days of the date the Commission files an order denying approval of the Proposed Transaction.

B.	This Stipulation is binding on each of the Signatories only for the purpose of resolving the issues as set forth herein and for no other purposes. The matters resolved herein are resolved on the basis of a compromise and settlement. Except to the extent that this Stipulation expressly governs a Signatory’s rights and obligations for future periods, this Stipulation shall not be binding or serve as precedent upon a Signatory outside this proceeding. It is acknowledged that a Signatory’s support of the matters contained in this Stipulation may differ from the position taken or testimony presented by it in other dockets. To the extent there is a difference, a Signatory does not waive its position in any of those other dockets. Because this is a stipulated resolution, no Signatory is under any obligation to take the same positions as set out in this Stipulation in other dockets, whether those dockets present the same or a different set of circumstances, except as otherwise may be explicitly provided in this Stipulation.

C.	The provisions of this Stipulation are intended only to relate to the specific matters referred to herein. By agreeing to this Stipulation, no participant waives any claim or right which it may otherwise have with respect to issues not expressly provided for herein. It is further understood and agreed that this Stipulation represents a negotiated agreement to ultimately resolve this proceeding.

D.	This Stipulation contains the entire understanding and Stipulation of the Signatories, supersedes all other written and oral exchanges, arrangements, or negotiations among them or their representatives with respect to the subjects contained herein. Oral and written statements made during the course of these negotiations shall not be used as an admission or concession of any sort or as evidence in any other proceeding.

V. Miscellaneous

A.	The Signatories agree that the Stipulation represents a compromise which is in the public interest. The Signatories further agree that they will continue to support this Stipulation throughout this proceeding, and will not oppose it on any appellate review.

B.	The Stipulation constitutes a binding and enforceable contract among the Signatories.

C.	Each person executing this Stipulation represents and warrants that (s)he is authorized to sign this Stipulation on behalf of the Signatory represented. Facsimile copies of signatures are valid for purposes of evidencing execution. All Signatories to this Stipulation, their affiliates, and successors shall support, honor, and be bound by the terms and conditions of this Stipulation.

D.	Neither this Stipulation nor its terms may be altered, amended, waived, terminated, discharged or modified, except by a writing properly executed by all the Signatories.

E.	For the convenience of the Signatories, this Stipulation may be executed in multiple counterparts.

IN WITNESS WHEREOF, this Stipulation has been executed, approved and agreed to by the Signatories as of the date first written above.

SHARYLAND UTILITIES, L.P. AND SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Lino Mendiola III

Lino Mendiola III

State Bar No. 00791248

James E. Guy

State Bar No. 24027061

Jeffrey B. Stuart

State Bar No. 24066160

EVERSHEDS SUTHERLAND (US) LLP

600 Congress Avenue, Suite 2000

Austin, Texas 78701

(512) 721-2700 – Phone

(512) 721-2656 – Fax

STAFF OF THE PUBLIC UTILITY COMMISSION OF TEXAS

By:	/s/ Stephen Mack

Stephen Mack

State Bar No. 24076502

Erika N. Garcia

State Bar No. 24092077

Legal Division

PUBLIC UTILITY COMMISSION OF TEXAS

1701 N. Congress Avenue

P.O. Box 13326

Austin, Texas 78711-3326

(512) 936-7290 – Phone

(512) 936-7268 – Fax

OFFICE OF PUBLIC UTILITY COUNSEL

By:	/s/ Laurie Barker

Tonya Baer

State Bar No. 24081003

Laurie Barker

State Bar No. 12128690

OFFICE OF PUBLIC UTILITY COUNSEL

1701 N. Congress Avenue, Suite 9-180

Austin, Texas 78711-2397

(512) 936-7500 – Phone

(512) 936-7525 – Fax

TEXAS INDUSTRIAL ENERGY CONSUMERS

By:	/s/ Phillip G. Oldham

Phillip G. Oldham

State Bar No. 00794392

Katherine L. Coleman

State Bar No. 24059596

Michael McMillin

State Bar No. 24088034

THOMPSON & KNIGHT LLP

98 San Jacinto Blvd., Suite 1900

Austin, Texas 78701

(512) 469-6100 – Phone

(512) 469-6180 – Fax

TEXAS COTTON GINNERS’ ASSOCIATION

By:	/s/ Zachary S. Brady
Zachary S. Brady State Bar No. 24012320 BRADY & HAMILTON, LLP 1602 13th Street Lubbock, Texas 79401 (806) 771-1850 – Phone (806) 771-1850 – Fax

TXU ENERGY RETAIL COMPANY LLC

By:	/s/ John L. Munn

John L. Munn

State Bar No. 14669125

TXU ENERGY RETAIL COMPANY LLC

6555 Sierra Drive, 3rd Floor

Irving, Texas 75039

(972) 868-2823 – Phone

(972) 556-6119 – Fax

Mandy Kimbrough

State Bar No. 24050613

ENOCH KEVER PLLC

5918 W. Courtyard Dr., Suite 500

Austin, Texas 78730

(512) 615-1206 – Phone

(512) 615-1198 – Fax

CITIES OF MIDLAND, MCALLEN, FARMERSVILLE, AND COLORADO CITY

By:	/s/ Geoffrey M. Gay

Geoffrey M. Gay

State Bar No. 07774300

William A. Faulk, III

State Bar No. 24075674

LLOYD GOSSELINK ROCHELLE & TOWNSEND, P.C.

816 Congress Avenue, Suite 1900

Austin, Texas 78701

(512) 322-5800 – Phone

(512) 472-0532 – Fax

ST. LAWRENCE COTTON GROWERS’ ASSOCIATION

By:	/s/ Eddie Pope
Eddie Pope State Bar No. 16135500 #100 201 University Oaks Drive, Suite 540 Round Rock, Texas 78665 (512) 689-7815 – Phone (512) 628-3375 – Fax

TARGA PIPELINE MID-CONTINENT WESTTEX LLC

By:	/s/ John K. Arnold

John K. Arnold

State Bar No. 24013829

WINSTEAD PC

600 Travis, Suite 1100

Houston, Texas 77002

(713) 650-2628 – Phone

(713) 650-2400 – Fax

Carrier Collier-Brown

State Bar No. 24065064

WINSTEAD PC

401 Congress Avenues, Suite 2100

Austin, Texas 78701

(512) 370-2868 – Phone

(512) 370-2850 – Fax

CITY OF MISSION

By:	/s/ Abiel Flores

Abiel Flores

City Attorney

CITY OF MISSION

1201 E. 8th Street

Mission, Texas 78752

Alton J. Hall, Jr.

State Bar No. 08743740

Coleman M. Proctor

State Bar No. 24073536

ADAMS AND REESE LLP

LyondellBasell Tower

1121 McKinney St., Suite 4400

Mission, Texas 77010

(713) 652-5151 – Phone

(713) 652-5152 – Fax

NRG RETAIL COMPANIES

By:	/s/ Mark A. Walker
Mark A. Walker Vice President of Regulatory Affairs and Counsel NRG ENERGY, INC. 1303 San Antonio St., Suite 700 Austin, Texas 78701 (512) 691-6261 – Phone (512) 691-6353 – Fax

TEXAS ENERGY ASSOCIATION FOR MARKETERS

By:	/s/ Catherine J. Webking
Catherine J. Webking State Bar No. 21050055 SCOTT DOUGLASS & MCCONNICO LLP 303 Colorado Street, Suite 2400 Austin, Texas 78701 (512) 495-6337 – Phone (512) 495-6399 – Fax

CITY OF GREENVILLE

By:	/s/ Alfred R. Herrera

Alfred R. Herrera

State Bar No. 09529600

Jason Wakefield

State Bar No. 00789849

Brennan Foley

State Bar No. 24055490

HERRERA & BOYLE PLLC

816 Congress Avenue, Suite 1250

Austin, Texas 78701

(512) 474-1492 – Phone

(512) 474-2507 – Fax

ALLIANCE FOR RETAIL MARKETS

By:	/s/ Stephen J. Davis
Stephen J. Davis State Bar No. 05547750 LAW OFFICES OF STEPHEN J. DAVIS, P.C. 301 Congress Avenue, Suite 1050 Austin, Texas 78701 (512) 479-9995 – Phone (512) 479-9996 – Fax